UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           _________________________

                                   FORM 8-K

                                CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

                           _________________________

      Date of Report (date of earliest event reported):  OCTOBER 19, 2004


                       WAUSAU-MOSINEE PAPER CORPORATION
            (Exact name of registrant as specified in its charter)


         WISCONSIN                  1-13923                   39-0690900
      (State or other          (Commission File              (IRS Employer
      jurisdiction of               Number)                 Identification
      incorporation)                                            Number)

                                100 PAPER PLACE
                            MOSINEE, WI 54455-9099
         (Address of principal executive offices, including Zip Code)

                                (715) 693-4470
             (Registrant's telephone number, including area code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   * Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

   * Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   * Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   * Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   INFORMATION TO BE INCLUDED IN THE REPORT


SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On October 19, 2004, the Company issued a press release announcing its earnings for the third quarter ended September 30, 2004. A copy of the release is furnished as Exhibit 99.1 to this report.*


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      Exhibit 99.1*  Press release dated October 19, 2004

* This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to have been filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or Securities Exchange Act of 1934 unless expressly so provided by specific reference in such filing.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WAUSAU-MOSINEE PAPER CORPORATION



Date:  October 19, 2004             By:    SCOTT P. DOESCHER
                                           Scott P. Doescher
                                           Senior Vice President-Finance



                                 EXHIBIT INDEX
                                      TO
                                   FORM 8-K
                                      OF
                       WAUSAU-MOSINEE PAPER CORPORATION
                            DATED OCTOBER 19, 2004
                 Pursuant to Section 102(d) of Regulation S-T
                        (17 C.F.R. Section 232.102(d))




99.1  PRESS RELEASE DATED OCTOBER 19, 2004